UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2010

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On June 25, 2010, PHH Corporation (“we”, “us” or the “Company”), entered into a Fourth Amendment to the Amended and Restated Competitive Advance and Revolving Credit Agreement, dated as of January 6, 2006, among PHH, as borrower, PHH Vehicle Management Services, Inc., our wholly owned Canadian subsidiary, as Canadian subsidiary borrower, certain lenders and agents, and JPMorgan Chase Bank, N.A., as lender and administrative agent (the “Fourth Amendment”) (as previously amended, the “Existing Credit Agreement”, as amended by the Fourth Amendment, the “Amended Credit Agreement”). The Amended Credit Agreement became effective on June 25, 2010, and, pursuant to the terms of the Fourth Amendment, those lenders that consented to the Credit Facility Amendment (the “Extending Lenders”) extended the termination date of their respective revolving commitments from January 6, 2011 to February 29, 2012, subject to an extension for an additional year at our request, provided that certain conditions are met, including that we meet a minimum liquidity requirement of $250 million plus additional liquidity in an amount equal to the principal amount of Convertible Senior Notes due 2012 outstanding at the time of such extension (the “Extension Option”).
The revolving commitments of each Extending Lender were reduced (the “Extended Commitments”) such that our maximum borrowing capacity under the Amended Credit Agreement, as of the June 25, 2010 effective date of the Fourth Amendment and through January 6, 2011, is $805 million; the maximum borrowing capacity under the Existing Credit Agreement was $1.3 billion. Based upon our current senior unsecured long-term debt ratings: (i) borrowings pursuant to the Extended Commitments will bear interest at a margin of 350 basis points (“bps”) over London Interbank Offered Rate or the federal funds rate or 250 bps over the alternative base rate; and (ii) facility fees for the Extended Commitments will increase to 75 bps per annum. No utilization fee will apply to the Extended Commitments. Additionally, should we elect the Extension Option, the Extending Lenders will receive an immediate increase in pricing related to their Extended Commitments of an additional 25 bps per annum effective after February 29, 2012. The termination date applicable to the non-extending lenders will continue to be January 6, 2011, and the size of their respective revolving commitments and the related pricing and fees remains unchanged and subject to the Existing Credit Agreement. Upon the termination of the non-extending lenders’ commitments on January 6, 2011, the maximum borrowing capacity under the Amended Credit Agreement will be $525 million.
The Amended Credit Agreement contains certain financial and non-financial covenants, including a covenant requiring the Company to maintain consolidated net worth of not less than $1 billion measured as of the last day of each fiscal quarter, a covenant requiring the Company, at all times, to maintain a ratio of indebtedness to tangible net worth of not greater than 6.5 to 1, and a covenant requiring us to maintain committed third party mortgage warehouse capacity (other than warehouse capacity provided by the government sponsored entities) of at least $1.0 billion at all times, of which no more than $500 million may be committed to facilities that are exclusively related to the gestation of mortgage loans prior to sale to third-party investors, such as Fannie Mae and Freddie Mac. The Amended Credit Agreement, subject to certain limited exceptions, also contains certain negative covenants which restrict our ability to, among other things: prepay or redeem certain indebtedness; pay dividends and/or make other restricted payments unless certain conditions precedent have been satisfied; and enter into agreements containing restrictions on our ability to pledge certain of our assets. Such restrictions related to our ability to pay dividends and other restricted payments will be suspended so long as our corporate ratings are equal to or better than at least two of the following: Baa3 from Moody’s Investors Service, BBB- from Standard & Poor’s and BBB- from Fitch Ratings (in each case on stable outlook or better).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K (“Form 8-K”) is incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.
          On June 30, 2010, PHH issued a press release announcing the amendment and extension of the Amended Revolving Credit Facility. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
          A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. The information disclosed in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”) except as expressly set forth in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit 99.1	Press Release dated June 30, 2010 announcing the Amendment and Extension of Revolving Credit Facility
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Exchange Act in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By:	/s/ William F. Brown
	Name:	William F. Brown
	Title:	Senior Vice President, General Counsel & Secretary

Dated: July 1, 2010